Exhibit 1.1

DEALER MANAGER AGREEMENT

May 6, 2011

Citadel Securities, LLC

601 Lexington Avenue, 45th Floor

New York, New York 10022

Ladies and Gentlemen:

Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), plans to make an offer (such offer, as it may from time to time be amended and supplemented, the “Exchange Offer”) to exchange newly issued Convertible Senior Notes due 2026 (the “New Notes”) for any and all, but not less than $40 million aggregate principal amount, of its outstanding 3.25% Convertible Subordinated Notes due 2026 (the “Old Notes”) on the terms and subject to the conditions set forth in the Exchange Offer Materials referred to below.

The New Notes will be issued either pursuant to an indenture, dated as of February 11, 2011, between the Company and Wells Fargo Bank, National Association, as trustee (the “New Trustee”), under which the Company previously issued $40,000,000 in aggregate principal amount of 8.50% Convertible Senior Notes due 2026, as supplemented by a supplemental indenture, to be dated as of the Settlement Date (as defined below), or pursuant to a new indenture, to be dated as of the Settlement Date, that will be entered into between the Company and the New Trustee (in either case, the “New Indenture”). The New Notes will be issued in exchange for Old Notes that are validly tendered and not validly withdrawn prior to the expiration date of the Exchange Offer (as extended from time to time, the “Expiration Date”). The New Notes will be convertible into shares (the “Underlying Securities”) of common stock of the Company, par value $0.01 per share (the “Common Stock”).

The Company hereby confirms its agreement with the Dealer Manager concerning the Exchange Offer, as follows:

1. APPOINTMENT OF DEALER MANAGER.

(a) The Company hereby appoints you and authorizes you to act as the exclusive dealer manager (the “Dealer Manager”) to the Company in connection with the Exchange Offer. On the basis of the representations, warranties and agreements contained in this Agreement, you hereby accept such appointment upon the terms and subject to the conditions set forth in this Agreement, until the earlier of (a) the termination by either party of this Agreement in accordance herewith and (b) the Settlement Date (as defined below). As Dealer Manager, you agree, in accordance with your customary practice, to use your customary reasonable efforts to solicit Old Notes to be surrendered for exchange pursuant to the terms of the Exchange Offer from “qualified institutional buyers” (as that term is defined in Rule 144A under the Securities Act (as defined below)) and to perform those services in connection with the Exchange Offer as are customarily performed by dealer managers in connection with exchange offers of like nature.

(b) The Company acknowledges and agrees that the Dealer Manager and each of its affiliates, and its and their respective officers, directors, shareholders, partners, members, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), employees, agents, representatives, counsel and other advisors and their respective successors, heirs and assigns shall have no liability (in tort, contract, or otherwise) to the Company, its affiliates or any other person for any losses, claims, damages, liabilities, or expenses arising from any act or omission on the part of any broker or dealer in securities, bank or trust company, or any other person in connection with the Exchange Offer or arising from your engagement or services as Dealer Manager hereunder or otherwise in connection with the Exchange Offer, except solely to the extent such losses, claims, damages, liabilities, or expenses are determined by a final and nonappealable judgment of a court of competent jurisdiction to have resulted from your gross negligence, willful misconduct or bad faith. The Company acknowledges and agrees that you shall act as an independent contractor, and nothing herein contained shall constitute you an agent of the Company or any other person in connection with the solicitation of any Old Notes pursuant to the Exchange Offer. The Company shall have sole authority for the acceptance or rejection of any and all tenders of Old Notes. Neither the Company nor any of its affiliates shall be deemed to act as your agents. The Company acknowledges and agrees that you may perform your services as Dealer Manager hereunder through or in conjunction with your affiliates, and any of your affiliates performing services hereunder shall be entitled to the benefits and subject to the terms and conditions of this Agreement. The Company acknowledges and agrees that you shall not be deemed for any purpose, to act as a partner or joint venturer of, or a member of a syndicate or group with, the Company or any of its affiliates in connection with the Exchange Offer, any exchange of Old Notes for New Notes or otherwise.

(c) The Company acknowledges and agrees that the Dealer Manager is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the Exchange Offer (including in connection with determining the terms of the Exchange Offer and the New Notes) and not as a fiduciary to, or an agent of, the Company or any other person. Additionally, the Company acknowledges and agrees that you are not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the terms of the New Notes and the Exchange Offer, and you shall have no responsibility or liability to the Company with respect thereto. Any review by you of the Company, the Exchange Offer, the New Notes or other matters relating to the Exchange Offer will be performed solely for your benefit and shall not be on behalf of the Company.

2. EXCHANGE OFFER MATERIALS.

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”), in accordance with the provisions of the Securities Act of

1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-4 (File No. 333-[            ]), including a prospectus, relating to the Exchange Offer and the New Notes (such registration statement, as initially filed, the “Original Registration Statement”). Except where the context otherwise requires, as used herein, the term “Registration Statement” refers to the Original Registration Statement, as amended (if applicable), when it becomes effective, including the exhibits thereto and all documents filed as a part thereof, provided that if the Company files a registration statement with the Commission pursuant to Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”) after the Original Registration Statement, as amended (if applicable), becomes effective, then after any such filing, all references to “Registration Statement” shall be deemed to include the Rule 462(b) Registration Statement. Any preliminary prospectus included in the Original Registration Statement or in any amendment thereto prior to the effectiveness of the Registration Statement (excluding the last amendment thereto prior to effectiveness), or any preliminary prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act, in each case, is referred to herein as a “Preliminary Prospectus.” The final prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, is referred to herein as the “Prospectus.”

On the date of commencement of the Exchange Offer (the “Commencement Date”), the Company will prepare and file with the Commission, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”), a Statement on Schedule TO with respect to the Exchange Offer (the “Schedule TO”) pursuant to Rule 13e-4 under the Exchange Act.

Any reference in this Agreement to (i) financial statements and schedules and other information “contained,” “included” or “stated” in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Schedule TO (or other references of like import) refers to and includes all such financial statements and schedules and other information that is incorporated by reference in or otherwise deemed by the Securities Act to be a part of or included in the Registration Statement, such Preliminary Prospectus, the Prospectus or the Schedule TO, as the case may be, and (ii) “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus, the Prospectus or the Schedule TO refers to and includes any documents filed after such date under the Exchange Act, that are incorporated by reference therein or otherwise deemed by the Securities Act or the Exchange Act, as applicable, to be a part of or included in the Registration Statement, such Preliminary Prospectus, the Prospectus or the Schedule TO, as the case may be.

(b) The Original Registration Statement, the Registration Statement, the Schedule TO, any Preliminary Prospectus, the Prospectus, the accompanying letter of transmittal (the “Letter of Transmittal”), any Issuer Free Writing Prospectus (as defined in Section 6(e) hereof), all press releases of the Company and any other documents, materials, or filings whatsoever relating to the Exchange Offer that the Company may use, prepare, file, approve in writing, publicly disseminate or provide to registered or beneficial holders of the Old Notes in connection with the Exchange Offer, and in each case, including any amendment or supplement thereto and any documents or information incorporated by reference therein, are referred to herein collectively as the “Exchange Offer Materials” and individually as an “Exchange Offer Material.”

(c) The Company agrees to furnish you with as many copies as you may reasonably request of the Exchange Offer Materials from the date hereof to and including the date of the issuance of the New Notes pursuant to the Exchange Offer (the “Settlement Date”). The Company authorizes you and any other broker or dealer or any commercial bank or trust company to use the Exchange Offer Materials, without assuming responsibility for the accuracy, completeness or fairness of the statements contained therein except with respect to any information furnished in writing by you as indicated in Section 11 hereof (such information, the “Dealer Manager Information”). The Company represents and agrees that all of the Exchange Offer Materials furnished or to be furnished to you that are filed or hereafter will be filed with the Commission, are or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”), except to the extent permitted by Regulation S-T.

(d) You agree to furnish no written material to registered or beneficial holders of the Old Notes in connection with the Exchange Offer other than the Exchange Offer Material. You agree that unless you have obtained or will obtain, as the case may be, the prior written consent of the Company, you have not made and will not make any offer relating to the Old Notes that would constitute an Issuer Free Writing Prospectus (as defined below) or that would otherwise constitute a Free Writing Prospectus required to be filed with the Commission or retained by the Company under Rule 433 under the Securities Act. “Free Writing Prospectus” shall have the meaning specified in Rule 405 under the Securities Act.

3. COMPENSATION AND EXPENSES.

(a) The Company agrees to pay you, as compensation for your services as Dealer Manager in connection with the Exchange Offer, aggregate fees determined as follows: an amount equal to 1.25% of the principal amount of Old Notes tendered and accepted for exchange for New Notes pursuant to the Exchange Offer. The foregoing fee will be payable on the Settlement Date. Unless otherwise agreed by you, all fees and expenses shall be payable in U.S. dollars and immediately available funds, without set off and without deduction for any withholding, value-added or similar taxes. Additionally, for avoidance of doubt, you shall not be required to share any fees to be received pursuant to this Section 3(a) with any additional financial advisor, bookrunner, arranger, initial purchaser, dealer manager or placement agent that the Company may choose to engage.

(b) In addition to your compensation for your services as Dealer Manager, whether or not the Exchange Offer is commenced or any Old Notes are tendered and accepted for exchange pursuant to the Exchange Offer, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder and under the Exchange Offer, including without limitation, (i) all fees and expenses relating to the preparation, filing, printing, mailing and publishing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any other Exchange Offer Material (including all exhibits, amendments and supplements thereto) and the distribution thereof, (ii) all costs and expenses incurred by securities brokers and dealers, commercial banks, trust companies and other nominees for their customary mailing and handling expenses incurred in forwarding any Exchange Offer Materials, (iii) all fees and expenses of the Exchange Agent (as defined in Section 4 hereof) and the Information Agent (as defined in Section 5 hereof), (iv) all advertising charges, (v) the fees and expenses of the Company’s counsel and independent accountants, (vi) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the New Notes under all applicable state securities or “blue sky” laws, (vii) all fees and expenses of the Company in connection with the approval of the New Notes by The Depository Trust Company (“DTC”) for “book-entry” transfer, (viii) the fees and expenses of the New Trustee and any paying agent, (ix) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, Financial Industry Regulatory Authority, Inc. (“FINRA”), (x) all expenses and application fees related to the Company’s ongoing eligibility for trading on, or compliance with the rules of, NASDAQ, (xi) any fees payable to providers or publishers or market data, and (xii) all other fees and expenses in connection with the Exchange Offer, including those of any other person rendering services to the Company in connection therewith. The Company will also reimburse you for all reasonable out-of-pocket accountable expenses actually incurred by you in connection with your services as Dealer Manager, including, without limitation, any filing or other fees required in connection with any filings with FINRA or NASDAQ, any fees payable to providers or publishers of market data and the reasonable fees and expenses of your counsel; provided that such expenses will not exceed $650,000.

(c) If you withdraw or terminate this Agreement pursuant to Section 13 hereof, you shall nevertheless be entitled to receive payment of all fees and expenses under this Section 3 which have accrued to the date of such withdrawal or termination, as the case may be, unless you withdraw or terminate without cause.

4. EXCHANGE AGENT. The Company will arrange for Global Bondholder Services Corporation to serve as exchange agent (the “Exchange Agent”) in connection with the Exchange Offer and will instruct the Exchange Agent to advise you at least daily as to the principal amount of Old Notes that have been validly tendered and not validly withdrawn pursuant to the Exchange Offer and as to such other matters relating to the Exchange Offer as you may reasonably request and to furnish you with any written reports concerning such information as you may reasonably request. The Company authorizes you to communicate with the Exchange Agent in connection with the Exchange Offer.

5. INFORMATION AGENT. The Company will arrange for Global Bondholder Services Corporation to serve as information agent (the “Information Agent”) in connection with the Exchange Offer and will instruct the Information Agent to advise you as to such matters relating to the Exchange Offer as you may reasonably request and to furnish you with any written reports concerning such information as you may reasonably request. The Company authorizes you to communicate with the Information Agent in connection with the Exchange Offer.

6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to you, and agrees with you, as of the date hereof and as of all dates and times from the date hereof to and including the Settlement Date, as follows:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Exchange Offer Materials, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements in or omissions from any Preliminary Prospectus made in reliance upon and in conformity with any Dealer Manager Information.

(b) Registration Statement. Prior to the Expiration Date, the Registration Statement will have become, and will be, effective under the Securities Act. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the Exchange Offer has been initiated or threatened by the Commission. As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided that the Company makes no representation and warranty with respect to any statements in or omissions from the Original Registration Statement, the Registration Statement or any amendment thereto made in reliance upon and in conformity with any Dealer Manager Information. The Company has paid the registration fee for the issuance of the New Notes pursuant to the Exchange Offer in accordance with Rule 457 under the Securities Act. The Company meets the conditions for the use of Form S-4 with respect to the Registration Statement in connection with the Exchange Offer as contemplated by this Agreement.

(c) Prospectus. As of the date of the Prospectus and any amendment or supplement thereto and at all times thereafter to and including the Expiration Date, the Prospectus will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements in or omissions from the Prospectus made in reliance upon and in conformity with any Dealer Manager Information.

(d) Schedule TO. On the Commencement Date, the Company will duly file with the Commission a Schedule TO with respect to the Exchange Offer pursuant to Rule 13e-4 under the Exchange Act. The Schedule TO and any amendment or supplement thereto, at the time of the filing thereof, will comply in all material respects with the provisions of the

Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements in or omissions from the Schedule TO made in reliance upon and in conformity with any Dealer Manager Information.

(e) Exchange Offer Materials. Other than the Registration Statement, any Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Dealer Manager) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any Exchange Offer Material, including, without limitation, any Issuer Free Writing Prospectus other than (i) the documents listed on Schedule I hereto and (ii) any other written communications approved in writing in advance by the Dealer Manager. “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the New Notes or the Exchange Offer that does not reflect the final terms. The Exchange Offer Materials (including, without limitation, any documents incorporated by reference in any Exchange Offer Materials) comply or will comply in all material respects with the Securities Act and the Exchange Act, as applicable. None of the Exchange Offer Materials (including, without limitation, any documents incorporated by reference in any Exchange Offer Materials) contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements in or omissions from the Exchange Offer Materials made in reliance upon and in conformity with any Dealer Manager Information.

(f) Incorporated Documents. The documents incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any other Exchange Offer Material, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any further documents so filed and incorporated by reference in any Exchange Offer Material, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any other Exchange Offer Material comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any other Exchange Offer Material present fairly the information required to be stated therein. The other financial information included or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any other Exchange Offer Material has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby. The assumptions underlying the as adjusted and pro forma financial information included in the Registration Statement, any Preliminary Prospectus, the Prospectus or any other Exchange Offer Material are reasonable and are set forth in such Exchange Offer Materials.

(h) No Material Adverse Change. Since the date of the most recent financial statements of the Company and its consolidated subsidiaries included in the Original Registration Statement, (i) there has not been any material change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Registration Statement, any Preliminary Prospectus and the Prospectus), short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole, (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, any Preliminary Prospectus and the Prospectus.

(i) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority has not had and would not be reasonably expected to have individually or in the aggregate, a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s most recent Annual Report on Form 10-K. The subsidiaries listed in Schedule II hereto are the only significant subsidiaries of the Company.

(j) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus under the heading “Capitalization.” All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights. Except as disclosed in the Registration Statement, any Preliminary Prospectus or the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. The capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, each Preliminary Prospectus and the Prospectus. All the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of each subsidiary that is incorporated under the laws of Thailand, with respect to two shares of each subsidiary which are held in trust for the Company by an officer of the Company, as required under the laws of Thailand, and except as otherwise disclosed in the Registration Statement, any Preliminary Prospectus or the Prospectus) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except as otherwise described in the Registration Statement, any Preliminary Prospectus and the Prospectus.

(k) Dealer Manager Agreement. This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by you, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally or by general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and except that rights to indemnity and contribution contained in this Agreement may be limited by U.S. federal or state securities laws or public policy. The Company also represents and warrants that the Company is not providing any funds to pay any amounts to you pursuant to this Agreement from non-U.S. jurisdictions that would subject you or any payments hereunder to any sales, use or similar taxes (including additions to taxes, if any).

(l) New Notes. The New Notes have been duly authorized and, when authenticated in accordance with the provisions of the New Indenture and issued and delivered in exchange for the Old Notes pursuant to the Exchange Offer, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally or by general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and except further as enforcement thereof may be limited by any governmental authority that limits, delays or prohibits the making of payments outside the United States, and will be entitled to the benefits of the New Indenture. The New Notes, when issued, will constitute Senior Debt (as that term is defined in the indenture governing the Old Notes) of the Company.

(m) New Indenture. The New Indenture has been duly authorized and, when duly executed and delivered by the Company and duly authorized, executed and delivered by the New Trustee, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally or by general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law). The New Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended, and the regulations of the Commission thereunder (collectively, the “Trust Indenture Act”).

(n) Underlying Securities. Upon issuance and delivery of the New Notes pursuant to the Exchange Offer, the New Notes will be convertible at the option of the holders thereof into shares of the Underlying Securities in accordance with the terms of the New Notes. The Company has reserved a sufficient amount of Underlying Securities for issuance upon conversion of the New Notes and when such Underlying Securities are issued upon conversion of the New Notes in accordance with the terms of the New Notes, they will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

(o) Descriptions of the Transaction Documents. The New Notes and the New Indenture will each conform in all materials respects to the descriptions thereof contained in the Registration Statement, any Preliminary Prospectus and the Prospectus.

(p) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents, (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(q) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein and in the Exchange Offer Materials, including the commencement and consummation of the Exchange Offer and the issuance of the New Notes pursuant to the Exchange Offer and the issuance of the Underlying Securities upon conversion thereof, and the compliance by the Company with its obligations hereunder and thereunder will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in any violation of any law or statute or any judgment, order, rule, regulation, writ or decree of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. In connection with the Exchange Offer, the Company has complied, and will continue to comply, in all material respects with the Exchange Act, including, without limitation, Sections 10, 13 and 14 of the Exchange Act and Rules 10b-5, 13e-4 and 14e-1 under the Exchange Act.

(r) No Consents, Filings, Etc. Required. No consent, filings, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required to commence and consummate the Exchange Offer, to issue the New Notes pursuant to the Exchange Offer (including issuing the Underlying Securities upon conversion thereof) or to execute, deliver and perform the Company’s obligations under this Agreement or to consummate the transactions contemplated by this Agreement or the Exchange Offer Materials, except for the qualification of the New Indenture under the Trust Indenture Act and such consents, filings, approvals, authorizations, orders and registrations or qualifications as have already been obtained or will be obtained prior to the Expiration Date under the Securities Act and the Exchange Act, as applicable, or as may be required by FINRA, NASDAQ or under applicable state securities laws in connection with the tender of the Old Notes or the issuance of the New Notes pursuant to the Exchange Offer (including the issuance of the Underlying Securities upon conversion thereof).

(s) Legal Proceedings. Except as disclosed in the Registration Statement, any Preliminary Prospectus and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or, to the Company’s knowledge, may be, a party or to which any property of the Company or any of its subsidiaries is or, to the Company’s knowledge, may be, the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. No such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not so described in the Registration Statement, any Preliminary Prospectus and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, any Preliminary Prospectus and the Prospectus.

(t) Independent Accountants. Deloitte & Touche LLP, who have certified the financial statements and supporting schedules of the Company and its subsidiaries, included or incorporated by reference in the Exchange Offer Materials, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(u) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made of such property by the Company and its subsidiaries, (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or (iii) are otherwise described in the Registration Statement, any Preliminary Prospectus and the Prospectus.

(v) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted and as proposed to be conducted, and the conduct of their respective businesses will not conflict in any material respect with any such rights of others. The Company and its subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which would reasonably be expected to result in a Material Adverse Effect.

(w) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement, any Preliminary Prospectus and the Prospectus and that is not so described in such documents.

(x) Investment Company Act. Neither the Company nor any of its subsidiaries is, and after giving effect to the tender of the Old Notes and the issuance of the New Notes pursuant to the Exchange Offer as described in the Registration Statement, any Preliminary

Prospectus and the Prospectus, none of them will be required to register as, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(y) Taxes. The Company and its subsidiaries have paid all U.S. federal, state, local and foreign taxes that are due and payable and filed all tax returns required to be filed through the date hereof (except in any case in which the failure to so pay or file would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect). Except as otherwise disclosed in the Registration Statement, any Preliminary Prospectus and the Prospectus, there is no material tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets for which a reserve has not been established.

(z) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, any Preliminary Prospectus and the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as described in the Registration Statement, any Preliminary Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(aa) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or any of its subsidiaries’ principal suppliers, contractors or customers, except as would not reasonably be expected have a Material Adverse Effect.

(bb) Compliance with and Liability under Environmental Laws. (i) The Company and its subsidiaries (A) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release (as defined below) or threat of Release of Hazardous Materials (as defined below) (collectively, “Environmental Laws”), (B) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (C) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (D) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (E) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of clauses (i) and (ii) above, for any such matter, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (iii) except as described in the Registration Statement, any Preliminary Prospectus and the Prospectus, (A) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (B) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release or threat of Release of Hazardous Materials, that would reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (C) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(cc) Hazardous Materials. There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company and its subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or would reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that would reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure.

(dd) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) has any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, except for noncompliance that would not reasonably be expected to result in material liability to the Company or its subsidiaries, (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan (excluding transactions effected pursuant to a statutory or administrative exemption) that would reasonably be expected to result in material liability to the Company or its subsidiaries, (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period), (iv) the fair market value of the assets of each Plan equals or exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that either has resulted, or would reasonably be expected to result, in material liability to the Company or its subsidiaries, (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to a Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA), and (vii) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that would reasonably be expected to result in material liability to the Company or its subsidiaries.

(ee) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ff) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, any Preliminary Prospectus and the Prospectus, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(gg) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are prudent and customary in the businesses in which they are engaged, except that for purposes of workers’ compensation coverage, the Company is self-insured. Neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(hh) No Unlawful Payments. None of the Company, its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ii) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(jj) Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the

Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”). The Company will not directly or indirectly use the proceeds of the issuance of the New Notes hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(kk) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(ll) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement, the letter dated December 9, 2010 between the Company and you, as amended, and the Agreement dated January 10, 2011 between the Company and you, as amended) that would give rise to a valid claim against the Company or any of its subsidiaries or the Dealer Manager for a brokerage commission, finder’s fee or like payment in connection with the Exchange Offer.

(mm) No Registration Rights. Except as disclosed in the Registration Statement, any Preliminary Prospectus and the Prospectus, there are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the New Notes.

(nn) No Stabilization. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the exchange of the Old Notes for New Notes in connection with the Exchange Offer.

(oo) Margin Rules. The issuance of the New Notes pursuant to the Exchange Offer in the manner described in the Registration Statement, any Preliminary Prospectus and the Prospectus will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(pp) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any other Exchange Act Material has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(qq) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in any Exchange Offer Materials is not based on or derived from sources that are reliable and accurate in all material respects.

(rr) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ss) Status under the Exchange Act. The Company is subject to and in compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(tt) Payment of Costs. The Company has, or has made arrangements to obtain, funds sufficient to enable the Company to pay promptly, upon the terms and subject to the conditions of the Exchange Offer, any costs required to be paid in connection with the Exchange Offer, and such arrangements comply with Section 7 of the Exchange Act.

(uu) Rule 13e-4. The Company has filed and will continue to file with the Commission pursuant to Rule 13e-4(c)(1) of the Exchange Act (or Rule 425 of the Securities Act) all written communications made by the Company in connection with or relating to the Exchange Offer required to be filed on the date of their first use.

(vv) Book-Entry Transfer. The Company has made or will make appropriate arrangements with DTC to allow for the book-entry transfer of tendered Old Notes between DTC participants and the Exchange Agent.

(ww) Solvency. On and immediately after the Settlement Date, the Company (after giving effect to the Exchange Offer in the manner described in the Exchange Offer Materials) will be Solvent. As used in this paragraph (ww), the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming consummation of the Exchange Offer in the manner described in the Exchange Offer Materials, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy.

The representations and warranties set forth in this Section 6 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any indemnified party referred to in Section 9, (ii) any termination of this Agreement or (iii) any withdrawal by you pursuant to Section 13.

Any certificate signed by any officer or authorized representative of the Company delivered to you or your counsel in connection with this Agreement and the Exchange Offer shall be deemed a representation and warranty by the Company to you as to the matters covered thereby as of the date of such certificate and, unless subsequently amended or supplemented, as of all dates from the date thereof to and including the Settlement Date.

The Company acknowledges that the Dealer Manager and, for purposes of the opinions to be delivered to the Dealer Manager pursuant to Section 8 hereof, counsel for the Company and counsel for the Dealer Manager, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

7. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees with you that:

(a) Required Filings; Dealer Manager Approval. The Company will prepare the Exchange Offer Materials and will file all Exchange Offer Materials with the Commission to the extent required by the Securities Act and the Exchange Act, as applicable. The Company will not use, amend or supplement or file with the Commission or with any other federal, state or other governmental agency or instrumentality (each, an “Other Agency”) any Exchange Offer Materials without first submitting copies of such Exchange Offer Materials to you a reasonable time prior to using, amending or supplementing or filing such Exchange Offer Material and giving reasonable consideration to your and your counsel’s comments. Unless the Company obtains your prior written consent, it will not make any offer in connection with the Exchange Offer that would constitute an Issuer Free Writing Prospectus and will not prepare, use, authorize or refer to any Exchange Offer Materials other than (i) the Registration Statement, any Preliminary Prospectus, the Prospectus, the Schedule TO and the documents listed on Schedule I hereto and (ii) other written communications approved in writing in advance by the Dealer Manager. From the date hereof and to and including the Expiration Date, the Company will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Securities Act or the Exchange Act.

(b) Delivery of Exchange Offer Materials to Holders. Following commencement of the Exchange Offer, the Company will cause to be delivered to each registered holder of any Old Notes, as soon practicable, a copy of the most current Preliminary Prospectus and the Letter of Transmittal, together with all other appropriate Exchange Offer Materials.

(c) Delivery of Copies. The Company will deliver to you, without charge, two signed copies of the Registration Statement (as originally filed and each amendment thereto), in each case including all exhibits and consents filed therewith and as many copies of any Preliminary Prospectus, the Prospectus and any other Exchange Offer Materials (including all amendments and supplements thereto and documents incorporated by reference therein) as you may reasonably request.

(d) Notice to the Dealer Manager. The Company will advise you promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any Preliminary Prospectus or supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed, (iv) when the Schedule TO or any amended Schedule TO has been filed, (v) of any request by the Commission for any amendment to the Registration Statement, any amendment or supplement to the Prospectus or any amendment to the Schedule TO or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information, (vi) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Prospectus or the Schedule TO or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act, (vii) of the occurrence of any event prior to the Settlement Date as a result of which the Registration Statement, any Preliminary Prospectus, the Prospectus or any other Exchange Offer Material as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Registration Statement, any Preliminary Prospectus, the Prospectus or any other Exchange Offer Material is delivered, not misleading, (viii) of any injunction or litigation or administrative action or claim relating to the Exchange Offer and (ix) of the receipt by the Company of any notice with respect to any suspension of the qualification of the New Notes for issuance in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or the Schedule TO or suspending any such qualification of the New Notes and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. The Company will comply with the Securities Act and the Exchange Act, as applicable, so as to permit the completion of the Exchange Offer and the issuance of the New Notes pursuant thereto as contemplated in the Registration Statement, any Preliminary Prospectus and the Prospectus. The Company shall immediately notify you, and confirm such notice in writing, of (i) the occurrence of any event that would reasonably be expected to cause the Company to withdraw, rescind or terminate the Exchange Offer or would permit the Company to exercise any right not to exchange the Old Notes tendered pursuant to the Exchange Offer for New Notes, (ii) any filing made by the Company of information relating to the Exchange Offer with any securities exchange or any other regulatory body in the United States or any other jurisdiction and (iii) at any time prior to the Expiration Date, any material developments in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company that (A) make any statement in the Exchange Offer Materials false or misleading or (B) are not disclosed in the Exchange Offer Materials. In such event or if during such time (i) any event shall occur or condition shall exist as a result of which any Exchange Offer Material as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time such Exchange Offer Material is delivered to a holder of the Old Notes, not misleading, or (ii) it is necessary to amend or supplement any Exchange Offer Material to comply with law, the Company will immediately notify you thereof and forthwith prepare and, subject to paragraph (a) above, file with the Commission (to the extent required) and furnish to the Dealer Manager such amendments or supplements to such Exchange Offer Material as may be necessary so that the statements in such Exchange Offer Material as so amended or supplemented will not, in the light of the circumstances existing at the time delivered to a holder of the Old Notes, be misleading or so that such Exchange Offer Material will comply with law.

(f) Blue Sky Compliance. The Company will use its best efforts to obtain the registration or qualification of the New Notes under all state securities or “blue sky” laws of such jurisdictions as may be required for the consummation of the Exchange Offer and will continue such qualifications in effect so long as required for the offer and distribution of the New Notes pursuant to the Exchange Offer, provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation, (ii) file a general consent to service of process in any jurisdiction or (iii) take any action that would subject itself to taxation in any jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Dealer Manager as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder.

(h) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the exchange of Old Notes for New Notes in connection with the Exchange Offer.

(i) Underlying Securities. The Company will reserve and keep available at all times, free of pre-emptive or similar rights, a sufficient amount of Underlying Securities to permit conversion of the New Notes pursuant to the terms thereof.

(j) Reports. From the date hereof to and including the Settlement Date, the Company will furnish to you, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Old Notes, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to you to the extent they are filed on EDGAR.

(k) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus and any other Exchange Offer Materials that are not filed with the Commission in accordance with Rule 433 under the Securities Act or otherwise.

(l) Regulation M. None of the Company or any affiliate of the Company will take any action prohibited by Regulation M under the Exchange Act in connection with the commencement and consummation of the Exchange Offer.

(m) References to the Dealer Manager. Except as required by applicable law or regulation, the use of any reference to you in the Registration Statement, any Preliminary Prospectus, the Prospectus or any other Exchange Offer Materials or any other document or communication prepared, approved or authorized by the Company in connection with the Exchange Offer is subject to your prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed; provided that if such reference to you is required by applicable law or regulation, the Company shall notify you within a reasonable time prior to such use but the Company is nonetheless permitted to use such reference. If the Dealer Manager resigns or its engagement hereunder is terminated prior to the dissemination of the Exchange Offer Materials or any other release or communication, no reference shall be made therein to the Dealer Manager without the Dealer Manager’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, except as required by applicable law.

(n) Book-Entry Transfer. On or prior to the Commencement Date, the Company will make appropriate arrangements with DTC to allow for the book-entry transfer of tendered Old Notes between DTC participants and the Exchange Agent.

8. CONDITIONS OF THE DEALER MANAGER’S OBLIGATIONS. The obligations of the Dealer Manager in this Agreement are subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. The Registration Statement shall have become effective prior to the Expiration Date and no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission. The Prospectus and any amendment or supplement thereto and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 7(a) hereof. All requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of you and your counsel. All other Exchange Offer Materials required to be filed with the Commission shall have been filed with the applicable time prescribed for such filing under the Securities Act and the Exchange Act, as applicable.

(b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on and as of the date hereof and as of all dates and times from the date hereof to and including the Settlement Date. The statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the date made.

(c) No Material Adverse Change. No event or condition of a type described in Section 6(h) hereof shall have occurred or shall exist, which event or condition is not disclosed in the Registration Statement, any Preliminary Prospectus and the Prospectus and the effect of which in the judgment of the Dealer Manager makes it impracticable or inadvisable to proceed with the Exchange Offer on the terms and in the manner described in the Exchange Offer Materials.

(d) Officers’ Certificates. You shall have received on each of the Commencement Date and the Settlement Date a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to you (i) confirming that such officers have carefully reviewed the Registration Statement, each Preliminary Prospectus and the Prospectus and, to the knowledge of such officers, the representations set forth in Sections 6(a), 6(b) and 6(c) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct as of the date of such officers’ certificate and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the date of such officers’ certificate, and (iii) to the effect set forth in paragraphs (a) and (c) above.

(e) Comfort Letters. On each of the Commencement Date and the Settlement Date, Deloitte & Touche LLP shall have furnished to you, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Dealer Manager, in form and substance reasonably satisfactory to you, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus; provided that each such letter shall use a “cut-off” date no more than three business days prior to the date of such letter.

(f) Opinions and Negative Assurance Letters of Counsel for the Company. Faegre & Benson LLP, counsel for the Company, shall have furnished to you, at the request of the Company, their written opinion and negative assurance statement, on and as of the Commencement Date and again on and as of the Settlement Date, in form and substance reasonably satisfactory to you, to the effect set forth in Annexes A-1 and A-2 hereto, respectively.

(g) Opinions and Negative Assurance Letters of Counsel for the Dealer Manager. Latham & Watkins LLP, counsel for the Dealer Manager, shall have furnished to you, with respect to such matters as you may reasonably request, (i) their written opinion, on and as of the Commencement Date and again on and as of the Settlement Date, and (ii) their negative assurance letter, on and as of the Commencement Date and again on and as of the Settlement Date, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would prevent the consummation of the Exchange Offer in the manner described in the Exchange Offer Materials, as of the date hereof. No injunction or order of any U.S. federal, state or foreign court shall have been issued that would, as of the date hereof, prevent the consummation of the Exchange Offer in the manner described in the Exchange Offer Materials.

(i) Good Standing. You shall have received on and as of the Commencement Date and the Settlement Date satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other material jurisdictions as you may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(j) Additional Documents. Upon request at any time on or prior to the Settlement Date, the Company shall have furnished to you such further certificates and documents as you may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to you and your counsel.

If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, you may withdraw as Dealer Manager as provided in Section 13 hereof.

9. INDEMNIFICATION AND CONTRIBUTION.

(a) Indemnification of the Dealer Manager. The Company agrees to indemnify and hold harmless you and each of your affiliates, and your and their respective officers, directors, shareholders, partners, members, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), employees, agents, representatives, counsel and other advisors and their respective successors, heirs and assigns (you and each such entity or person being referred to as a “Dealer Manager Indemnitee”), to the fullest extent allowed by law or equity, from and against any and all losses, damages, costs, fees, expenses and other liabilities (or actions or proceedings in respect thereof) and to reimburse you and any other Dealer Manager Indemnitee for all legal and other costs, fees and expenses (including, without limitation, fees and disbursements of counsel) incurred by you or any such other Dealer Manager Indemnitee in connection with investigating, preparing, pursuing, defending, compromising or settling any such action, claim, or proceeding, whether or not in connection with pending or threatened litigation to which you (or any other Dealer Manager Indemnitee) or the Company or any of its security holders is a party, in each case as such expenses are incurred or paid, (i) arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Exchange Offer Material, or any omission or alleged omission to state in any Exchange Offer Material a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made in the case of any Exchange Offer Materials other than the Registration Statement, not misleading, or (B) any withdrawal, termination, rescission or modification by the Company of, or failure by the Company to make or consummate, the Exchange Offer or to acquire any Old Notes pursuant to the Exchange Offer or (C) any breach by the Company of any representation or warranty or failure to comply with any of the agreements contained herein, or (ii) otherwise, in any way, arising out of, relating to or in connection with or alleged to, in any way, arise out of, relate to or be in connection with the Exchange Offer, this Agreement or your role in connection therewith; except, in the case of clause (ii) above, to the extent such loss, damage, cost, fee, expense or liability that is determined by final and nonappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, willful misconduct or bad faith of such Dealer Manager Indemnitee or any other Dealer Manager Indemnitee and except, in the case of clauses (i)(A) and (B) above, for any such loss, damage, cost, fee, expense or liability which arises out of or is based upon (A) any untrue statement of a material fact contained in any Exchange Offer Material, or (B) any omission to state in the Exchange Offer Material a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading, if in any such case such statement or omission was made in reliance upon and in conformity with the Dealer Manager Information. In the event it is finally judicially determined that a Dealer Manager Indemnitee was not entitled to receive payments for legal and other expenses pursuant to this Section 9, the Dealer Manager will promptly return all sums that had been advanced pursuant hereto.

(b) Indemnification of the Company. You agree to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to you furnished to the Company in writing by you for use in the Exchange Offer Materials, it being understood and agreed upon that the only such information furnished by you is the Dealer Manager Information.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced by such failure; and provided further that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall be entitled to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the

Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to assume the defense of such action or retain counsel reasonably satisfactory to the Indemnified Person, or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person or representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for you, your affiliates, directors and officers and any control persons of you shall be designated in writing by you and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final nonappealable judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, damages, costs, fees, expenses or other liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, damages, costs, fees, expenses or other liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by you, on the other, from the Exchange Offer or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and of you, on the other, in connection with the statements, actions or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and by you on the other, shall be deemed to be in the same proportion as the aggregate principal amount of New Notes issued pursuant to the Exchange Offer bears to the fees actually received by you pursuant to Section 3(a) hereof. The relative fault of the Company, on the one hand, and of you, on the other, (i) in the case of an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the Company or by you and the parties’ relative intent, knowledge, access to information, and opportunity to prevent such action or omission.

(e) Limitation on Liability. The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, damages, costs, fees, expenses and other liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall you be required to contribute any amount in excess of the amount by which the fees actually received by you pursuant to Section 3(a) hereof exceeds the amount of any damages that you have otherwise been required to pay in connection with your role as Dealer Manager pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10. SURVIVAL. The indemnity and contribution agreements contained in Section 9 hereof and the covenants, representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any failure to commence, or the withdrawal, termination or consummation of, the Exchange Offer or the termination of this Agreement, (b) any investigation made by or on behalf of any Indemnified Person, (c) any withdrawal by you pursuant to Section 13(b) hereof and (d) the issuance and delivery of the New Notes pursuant to the Exchange Offer.

11. DEALER MANAGER INFORMATION. The Company and the Dealer Manager acknowledge and agree that the following information set forth in the Exchange Offer Materials constitutes the Dealer Manager Information: the first and fourth sentences of the second paragraph and the third paragraph under the caption “Dealer Manager, Exchange Agent and Information Agent—Dealer Manager” in the Prospectus.

12. CONFIDENTIALITY. Any advice or opinions provided by you in connection with or related to this Agreement shall not be disclosed to any third party or referred to publicly by the Company without your prior written consent except (a)(i) to your officers, directors and employees (such employees being those who are involved in this matter on a need to know basis), (ii) to your legal advisors who are involved in this matter on a need to know basis provided they have been made aware of the confidential nature of such information, and (iii) to your accountants and other advisors who are involved in this matter on a need to know basis provided they have been made aware of the confidential nature of such information and do not rely on such information, or (b)(i) pursuant to a subpoena or order of a court or regulatory, administrative or similar body of competent jurisdiction (in which case, the Company shall, unless prohibited to do so by law or court order, promptly notify you of receipt of such subpoena or order and cooperate with you in connection with any confidential treatment you may seek) or (ii) upon advice of counsel that such disclosure is required by applicable law or regulation.

13. TERMINATION.

(a) You may terminate this Agreement, by notice to the Company, at any time at or prior to the Settlement Date, if there has been, since the time of execution of this Agreement or since the earlier of the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus and the Prospectus, a material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, the effect of which is such as to make it, in your reasonable judgment, impracticable or inadvisable to proceed with the Exchange Offer in the manner described in the Exchange Offer Materials.

(b) In addition, if (i) the Company uses or permits the use of, or files with the Commission or any Other Agency, any Exchange Offer Materials (A) that have not been submitted to you for your comments, (B) that have been so submitted and with respect to which you have made comments, but which comments have not resulted in a response reasonably satisfactory to you and your counsel to reflect your comments or (C) to which you have reasonably objected, (ii) the Company has breached any of its representations, warranties, agreements or covenants herein, or failed to fulfill any condition set forth in Section 8 hereof, (iii) the Exchange Offer is terminated or withdrawn for any reason or any stop order, restraining order, injunction or denial of an application for approval has been issued and not thereafter stayed or vacated with respect to the exchange of the Old Notes pursuant thereto or the performance of this Agreement, or any proceeding, litigation or investigation has been initiated that is reasonably likely to have a material adverse effect on the Company’s ability to carry out the Exchange Offer, (iv) a statute, rule, regulation or order shall have been enacted, adopted or issued by the Commission or any Other Agency that would prevent the making or consummation of the Exchange Offer or prevent you from rendering your services pursuant to this Agreement or continuing so to act, as the case may be, or (v) the original Expiration Date is extended for more than sixty days from such original Expiration Date, then, in any such case, you shall be entitled to withdraw as Dealer Manager in connection with the Exchange Offer by written notice to the Company without any liability or penalty to you or any other Dealer Manager Indemnitee (as defined in Section 9 hereof). The Company shall make any appropriate revision to the Prospectus or any Preliminary Prospectus to reflect such withdrawal or termination under this Section 13.

(c) This Agreement may be terminated by the Company upon written notice to the Dealer Manager.

(d) If this Agreement is terminated or you withdraw as a Dealer Manager, pursuant to this Section 13, such termination or withdrawal shall be without liability of any party to any other party except as provided in Section 3 hereof, and except that Sections 1(b), 1(c), 9, 10, 13 and 14 hereof shall survive such termination and remain in full force and effect.

(e) If you withdraw as a Dealer Manager or terminate this Agreement in accordance with the provisions of Sections 13(b) hereof, the Company agrees to (i) reimburse you for all of your reasonable out-of-pocket expenses incurred in connection with your performance hereunder, including the reasonable fees and actual disbursements of your counsel, promptly after the date of such termination or withdrawal, and (ii) pay to you the fees accrued through the date of such termination or withdrawal, promptly after the Expiration Date. In the event of any such withdrawal or termination, for the purpose of determining the fees payable to you pursuant to this Agreement, the amount of Old Notes tendered as of the close of business on the date of such withdrawal or termination that are thereafter exchanged pursuant to the Exchange Offer, shall be deemed to have been exchanged, pursuant to the Exchange Offer, as of the date of such withdrawal or termination.

14. CERTAIN DEFINED TERMS. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

15. MISCELLANEOUS.

(a) Severability. In the event that any provision hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, which shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to either party.

(b) Counterparts. This Agreement may be executed in one or more separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c) Persons Entitled to Benefit of Agreement. This Agreement, including any right to indemnity or contribution hereunder, shall inure to the benefit of and be binding upon the Company, you and the other Indemnified Persons, and their respective successors and assigns. Nothing in this Agreement is intended, or shall be construed, to give to any other person or entity any right hereunder or by virtue hereof. Except as set forth in Section 9 with respect to Indemnified Persons, this Agreement is for the sole benefit of the Dealer Manager and the Company and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(d) Governing Law, Waiver Of Trial By Jury and Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to its conflict of laws principles.

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE FORMATION, BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT. EACH OF THE DEALER MANAGER AND THE COMPANY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) MAKES THIS WAIVER VOLUNTARILY AND (IV) HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 15(d).

Each party hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the exclusive jurisdiction of (i) any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in the City of New York, and any appellate court from any thereof, as to any action directly or indirectly arising out of or relating to this Agreement or the formation, breach, termination or validity of this Agreement, and agrees that all claims in respect of any such action may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action in any court in which such venue may be laid in accordance with clause (a) of this sentence, (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action in any such court and (d) agrees that a final judgment in any such action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Service of any process, summons, notice or document by registered mail or overnight courier addressed to any of the parties hereto at the addresses set forth above shall be effective service of process against such party for any suit, action or proceeding brought in any such court.

(e) USA Patriot Act Notice. In accordance with the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law on October 26, 2001) (the “Patriot Act”) and other similar laws, the Dealer Manager is required to obtain, verify and record information that identifies each person or corporation who opens an account or enters into a business relationship with the Dealer Manager. The Company agrees to provide or cause to be provided all information concerning the Company and the Exchange Offer necessary to satisfy the Dealer Manager’s internal Patriot Act compliance procedures.

(f) Acknowledgments. The Dealer Manager and its affiliates comprise a global financial institution and engage in securities trading, hedge fund activities, equity research,

investment banking and other financial advisory services. In the ordinary course of its business, the Dealer Manager and certain of its employees, as well as the investment funds in which they may have financial interests, may from time to time acquire, hold or sell long and/or short positions, and may trade or otherwise effect transactions, for their own account or for the account of customers, in the debt, equity and other securities and financial instruments (including bank loans and other obligations, and options or other derivatives) of, or investments in, the Company, its subsidiaries and/or other persons and their affiliates that may be involved in the Exchange Offer or persons that are competitors, customers or suppliers of, or have other relationships with, the Company. All rights with respect to such securities, financial instruments and/or investments, including any voting rights, will be exercised by the holder thereof in its sole discretion. The Dealer Manager recognizes its responsibility for compliance with federal laws in connection with such activities.

Nothing contained herein shall limit or preclude the Dealer Manager or any of its affiliates (i) from carrying on any business with, from providing banking or other financial services to, or from participating in any capacity (including as an equity investor) in, any party whatsoever, including, without limitation, any competitor, supplier or customer of the Company, or any other party which may have interests different from or adverse to the Company, or (ii) from carrying on its business as currently conducted or as such business may be conducted in the future. Notwithstanding the foregoing, the Dealer Manager agrees to use its commercially reasonable efforts to notify the Company prior to providing banking or other financial services to any of the Company’s primary competitors or customers prior to the expiration or termination of this Agreement.

This Agreement has been reviewed by each of the parties hereto and their respective counsel. The parties acknowledge and agree that this Agreement shall not be construed against the Dealer Manager as the drafter of this Agreement, and the parties hereto waive any statute or rule of law to such effect.

(g) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

(h) Amendments or Waivers. This Agreement may not be amended or modified except by a writing executed by each of the parties hereto. No failure or delay by the Dealer Manager in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

(i) Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of each other party hereto. Any attempted assignment in violation of this Section 15(i) shall be void.

(j) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally to the parties hereto as follows:

(i)	If to you:

Citadel Securities, LLC

601 Lexington Avenue, 45th Floor

New York, New York 10022

Attention: Peter Kelly

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attention: Senet S. Bischoff

Facsimile: (212) 751-4864

(ii)	If to the Company:

Hutchinson Technology Incorporated

40 West Highland Park Drive NE

Hutchinson, MN 55350-9784

Attention: David Radloff

Facsimile: (320) 587-1810

with a copy to:

Faegre & Benson LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402-3901

Attention: Peggy Steif Abram

Facsimile: (612) 766-1600

(k) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[SIGNATURE PAGES FOLLOW]

Please indicate your willingness to act as Dealer Manager on the terms set forth herein and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this letter, whereupon this letter and your acceptance shall constitute a binding agreement between us.

Very truly yours, HUTCHINSON TECHNOLOGY INCORPORATED

By:	/s/ David P. Radloff
	Name:	David P. Radloff
	Title:	Vice President and Chief Financial Officer

Accepted as of the

date first above written:

CITADEL SECURITIES, LLC

By:	/s/ Shawn Fagan
Name: Shawn Fagan
Title: Authorized Signatory

SCHEDULE I

Other Exchange Offer Materials

1.	Press release dated May 6, 2011.

SCHEDULE II

Significant Subsidiaries

NONE.

ANNEX A-1

FORM OF COMMENCEMENT DATE OPINION OF FAEGRE & BENSON LLP

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota.

(ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus.

(iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(iv) The authorized equity capitalization is as set forth in the Preliminary Prospectus and the capital stock conforms in all material respects to the description in the Preliminary Prospectus; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company; the Underlying Securities have been duly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the provisions of the New Notes and the New Indenture, will be duly and validly issued and fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under the articles of incorporation or by-laws of the Company or under Minnesota law.

(v) Each Minnesota subsidiary (as defined in the Dealer Manager Agreement) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Original Registration Statement, all of the issued and outstanding capital stock of each Minnesota subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights under the articles of incorporation or by-laws of the Company or under Minnesota Law.

(vi) The Dealer Manager Agreement has been duly authorized, executed and delivered by the Company.

(vii) The Original Registration Statement, the Preliminary Prospectus and each amendment or supplement to the Original Registration Statement and the Preliminary Prospectus, as of their respective effective or issue dates, the financial statements and supporting schedules included therein or omitted therefrom, complied as to form in all material respects with the requirements of the Securities Act.

(viii) To our knowledge, other than as disclosed in the Preliminary Prospectus, there is no pending or threatened action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by the Dealer Manager Agreement or the Original Registration Statement.

(ix) The information in the Preliminary Prospectus under “Risk Factors,” “Capitalization” and “Material United States Federal Income Tax Considerations,” and in the Original Registration Statement under Item 20, to the extent that it constitutes matters of law, summaries of legal matters, the Company’s articles of incorporation and bylaws or legal proceedings, has been reviewed by us and is accurate in all material respects.

(x) To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Original Registration Statement or to be filed as exhibits to the Original Registration Statement in connection with the offering and sale of the New Notes other than those described or referred to therein or filed or incorporated by reference thereto.

(xi) To our knowledge, as of March 27, 2011, the Company owned 212, and co-owned one, issued U.S. Patents (the “U.S. Patents”) and had 41 pending U.S. Applications (the “U.S. Applications”); and we know of no claims of third parties or liens with respect to the Company’s ownership interest in any of the U.S. Patents or U.S. Applications.

(xii) To our knowledge, as of March 27, 2011, the Company owned 33 issued foreign patents (the “Non-U.S. Patents”) and had 17 pending foreign patent applications (the “Non-U.S. Applications”); and we know of no claims of third parties or liens with respect to the Company’s ownership interest in any of the Non-U.S. Patents or Non-U.S. Applications.

(xiii) To our knowledge, the Company or the Company’s customers own or possess sufficient rights to valid patents, patent applications, copyrights, trade secrets and other intellectual property rights necessary to the conduct of its disk drive suspension business and its biomeasurement business as now or proposed to be conducted by the Company as described in the Preliminary Prospectus and the Original Registration Statement.

(xiv) To our knowledge, there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others that the Company is infringing or otherwise violating any patents or trade secrets.

(xv) We are not aware of any material defects of form in the preparation or filing of the U.S. Applications and Non-U.S. Applications on behalf of the Company; to our knowledge, the U.S. Applications and Non-U.S. Applications are being diligently pursued by the Company; and we are not aware of any pending or threatened actions, suits, proceedings or claims by governmental authorities or others challenging the validity of the U.S. Patents or Non-U.S. Patents.

(xvi) Except for a complaint filed against a former employee of the Company, we are not aware of any infringement on the part of any third party of the U.S. Patents or Non-U.S. Patents, trade secrets, know-how or other proprietary rights of the Company.

(xvii) To our knowledge, there are no contracts or other documents relating to the Company’s intellectual property of a character required to be filed as an exhibit to the Company’s filings with the Commission or required to be described in the Company’s filings with the Commission that are not filed or described as required.

(xviii) The execution, delivery and performance of the Dealer Manager Agreement and the consummation of the transactions contemplated in the Dealer Manager Agreement and in the Original Registration Statement (including the issuance of the New Notes and the Underlying Securities pursuant to the Exchange Offer) and compliance by the Company with its obligations under the Dealer Manager Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations (except for violations of such applicable law, statute, rule, regulation, judgment, order, writ or decree that would not, singly or in the aggregate, result in a Material Adverse Effect).

(xix) The Company is not required, and upon the issuance of the New Notes as contemplated by the Original Registration Statement will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

(xx) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Minnesota or federal court or governmental authority or agency (other than under the Securities Act and the Exchange Act and as required under the rules of the Nasdaq Stock Market, or as may be required under the securities or blue sky laws of the various states and except for the qualification of the New Indenture under the Trust Indenture Act, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Dealer Manager Agreement.

(xxi) The Company has the corporate power and authority to commence and consummate the Exchange Offer and to perform its obligations under the Dealer Manager Agreement and the Exchange Offer; and all corporate action required to be taken by the Company for the due and proper authorization of the Exchange Offer, the consummation by the Company of the transactions contemplated by the Dealer Manager Agreement and the Exchange Offer and the issuance of the New Notes has been duly and validly taken, other than in connection with obtaining shareholder approval.

(xxii) The Schedule TO, as of its date, appeared on its face to comply as to form in all material respects with the requirements for tender offer statements on Schedule TO under the Exchange Act (it being understood, however, that we express no opinion with respect to Regulation S-T or the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom).

(xxiii) Assuming the Exchange Offer is conducted in accordance with and in the manner described in the Preliminary Prospectus and the related Letter of Transmittal, the Exchange Offer will comply with Rule 14e-1 under the Exchange Act in all material respects.

Nothing has come to our attention that would lead us to believe that the Original Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Original Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Preliminary Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Preliminary Prospectus was issued or at the time any such amended or supplemented prospectus was issued, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the offering process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Original Registration Statement or any amendment thereto, the Preliminary Prospectus or any amendment or supplement thereto, other than as set forth in paragraph (ix) hereof.

ANNEX A-2

FORM OF SETTLEMENT DATE OPINION OF FAEGRE & BENSON LLP

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota.

(ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

(iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(iv) The authorized equity capitalization is as set forth in the Prospectus and the capital stock conforms in all material respects to the description in the Prospectus; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company; the Underlying Securities have been duly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the provisions of the New Notes and the New Indenture, will be duly and validly issued and fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights under the articles of incorporation or by-laws of the Company or under Minnesota law.

(v) Each Minnesota subsidiary (as defined in the Dealer Manager Agreement) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Minnesota subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights under the articles of incorporation or by-laws of the Company or under Minnesota law.

(vi) The Dealer Manager Agreement has been duly authorized, executed and delivered by the Company.

(vii) The New Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the

Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(viii) The New Notes are in the form contemplated by the New Indenture, have been duly authorized by the Company and, assuming that the New Notes have been duly authenticated by the Trustee (which fact we need not determine by an inspection of the New Notes) and delivered to holders of Old Notes in exchange for Old Notes as contemplated by the Registration Statement, the New Notes have been duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

(ix) The New Indenture has been duly qualified under the Trust Indenture Act.

(x) The New Notes and the New Indenture conform as to legal matters in all material respects to the descriptions thereof contained in the Prospectus.

(xi) The Registration Statement has been become effective under the Securities Act; any required filing of each prospectus relating to the New Notes (including the Prospectus) pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(xii) The Registration Statement, the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates, the financial statements and supporting schedules included therein or omitted therefrom, and the Form T-1, as to which we need express no opinion, complied as to form in all material respects with the requirements of the Securities Act.

(xiii) To our knowledge, other than as disclosed in the Prospectus, there is no pending or threatened action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by the Dealer Manager Agreement or the Registration Statement.

(xiv) The information in the Prospectus under “Risk Factors,” “Capitalization,” “Description of the New Notes,” and “Material United States Federal Income Tax Considerations,” and in the Registration Statement under Item 20, to the extent that it constitutes matters of law, summaries of legal matters, the Company’s articles of incorporation and bylaws or legal proceedings, has been reviewed by us and is accurate in all material respects.

(xv) To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement in connection with the offering and sale of the New Notes other than those described or referred to therein or filed or incorporated by reference thereto.

(xvi) To our knowledge, as of March 27, 2011, the Company owned 212, and co-owned one, issued U.S. Patents (the “U.S. Patents”) and had 41 pending U.S. Applications (the “U.S. Applications”); and we know of no claims of third parties or liens with respect to the Company’s ownership interest in any of the U.S. Patents or U.S. Applications.

(xvii) To our knowledge, as of March 27, 2011, the Company owned 33 issued foreign patents (the “Non-U.S. Patents”) and had 17 pending foreign patent applications (the “Non-U.S. Applications”); and we know of no claims of third parties or liens with respect to the Company’s ownership interest in any of the Non-U.S. Patents or Non-U.S. Applications.

(xviii) To our knowledge, the Company or the Company’s customers own or possess sufficient rights to valid patents, patent applications, copyrights, trade secrets and other intellectual property rights necessary to the conduct of its disk drive suspension business and its biomeasurement business as now or proposed to be conducted by the Company as described in the Prospectus and the Registration Statement.

(xix) To our knowledge, there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others that the Company is infringing or otherwise violating any patents or trade secrets.

(xx) We are not aware of any material defects of form in the preparation or filing of the U.S. Applications and Non-U.S. Applications on behalf of the Company; to our knowledge, the U.S. Applications and Non-U.S. Applications are being diligently pursued by the Company; and we are not aware of any pending or threatened actions, suits, proceedings or claims by governmental authorities or others challenging the validity of the U.S. Patents or Non-U.S. Patents.

(xxi) Except for a complaint filed against a former employee of the Company, we are not aware of any infringement on the part of any third party of the U.S. Patents or Non-U.S. Patents, trade secrets, know-how or other proprietary rights of the Company.

(xxii) To our knowledge, there are no contracts or other documents relating to the Company’s intellectual property of a character required to be filed as an exhibit to the

Company’s filings with the Commission or required to be described in the Company’s filings with the Commission that are not filed or described as required.

(xxiii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Minnesota or federal court or governmental authority or agency (other than under the Securities Act and the Exchange Act and under the rules of the Nasdaq Stock Market, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Dealer Manager Agreement or the due execution, delivery or performance of the New Indenture by the Company or for the offering, issuance, sale or delivery of the New Notes.

(xxiv) The execution, delivery and performance of the Dealer Manager Agreement, the New Indenture and the New Notes and the consummation of the transactions contemplated in the Dealer Manager Agreement, the New Indenture and in the Registration Statement (including the issuance of the New Notes and the Underlying Securities pursuant to the Exchange Offer) and compliance by the Company with its obligations under the Dealer Manager Agreement, the New Indenture and the New Notes do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations (except for violations of such applicable law, statute, rule, regulation, judgment, order, writ or decree that would not, singly or in the aggregate, result in a Material Adverse Effect).

(xxv) The Company is not required, and upon the issuance of the New Notes as contemplated by the Registration Statement will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

(xxvi) The Company has the corporate power and authority to commence and consummate the Exchange Offer and to perform its obligations under the Dealer Manager Agreement, the New Indenture and the Exchange Offer; and all action required to be taken by the Company for the due and proper authorization of the Exchange Offer, the consummation by the Company of the transactions contemplated by the Dealer Manager Agreement and the Exchange Offer and the issuance of the New Notes has been duly and validly taken.

(xxvii) The Schedule TO, as of its date, appeared on its face to comply as to form in all material respects with the requirements for tender offer statements on Schedule TO under the Exchange Act (it being understood, however, that we express no opinion with respect to Regulation S-T or the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom).

(xxviii) Assuming the Exchange Offer is conducted in accordance with and in the manner described in the Prospectus and the related Letter of Transmittal, the Exchange Offer will comply with Rule 14e-1 under the Exchange Act in all material respects.

Nothing has come to our attention that would lead us to believe that the Original Registration Statement or any amendment thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom and the Form T-1, as to which we need make no statement), at the time such Original Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; that the Registration Statement (except for financial statements and schedules and other financial data included therein or omitted therefrom and the Form T-1, as to which we need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom and the Form T-1, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Settlement Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the offering process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Original Registration Statement or any amendment thereto, the Registration Statement, the Prospectus or any amendment or supplement thereto, other than as set forth in paragraph (xiv) hereof.